Changes in Capital Accounts	6 Months Ended
Jun. 30, 2016
Changes in Capital Accounts [Abstract]
Changes in Capital Accounts

8. Changes in Capital Accounts

  1-for-8 reverse stock split: On January 14, 2016, the Company received written notification from The NASDAQ Stock Market LLC indicating that, because the closing bid price of the Company's common stock for the last 30 consecutive business days was below $1.00 per share, the Company no longer met the minimum bid price requirement for The Nasdaq Global Select Market. In this respect effective as of the opening of trading on June 9, 2016, the Company affected a one-for-eight reverse stock split of its common shares, which was approved by shareholders at the Company's 2016 Annual Meeting of Shareholders held on February 24, 2016. The number of the Company's common shares issued and outstanding at that date was reduced from 74,890,570 to 9,361,274. No fractional shares were issued in connection with the reverse split. Shareholders who would otherwise hold fractional shares of the Company's common stock received a cash payment in lieu of such fractional share.

  Equity Incentive Plan: During the six months ended June 30, 2016, the Company's Board of Directors approved the grant of restricted common stock to the executive management and the non-executive directors pursuant to the Company's 2010 equity incentive plan as amended in 2012, and in accordance with terms and conditions of Restricted Shares Award Agreements signed by the grantees. The restricted shares will vest over a period of 3 years by one-third each year, and are subject to forfeiture until they vest. Unless they forfeit, grantees have the right to vote, to receive and retain all dividends paid and to exercise all other rights, powers and privileges of a holder of shares. The fair value of the restricted shares has been determined with reference to the closing price of the Company's stock on the date the agreements were signed.

During the six months ended June 30, 2016 and 2015, compensation cost on restricted stock amounted to $552 and $422, respectively, and is included in General and administrative expenses in the accompanying unaudited interim consolidated statements of operations. At June 30, 2016 and December 31, 2015, the total unrecognized compensation cost relating to restricted share awards was $1,625 and $1,797, respectively. At June 30, 2016, the weighted-average period over which the total compensation cost related to non-vested awards not yet recognized is expected to be recognized is 1.44 years.

During the six months ended June 30, 2016 and the year ended December 31, 2015, the movement of restricted stock cost was as follows:

	Number of Shares	Weighted Average Grant Date Price
Outstanding at December 31, 2014	45,180	$29.76
Granted	91,449	18.32
Vested	(15,060)	29.76
Forfeited or expired	-	-
Outstanding at June 30, 2015	121,569	$21.15
Granted	-	-
Vested	-	-
Outstanding at December 31, 2015	121,569	$21.15
Granted	124,989	3.04
Vested	(45,543)	22.10
Outstanding at June 30, 2016	201,015	$9.68